                                                                    EXHIBIT 10.2

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE EXERCISE OF THIS WARRANT IS SUBJECT TO COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                     UNIVERSAL STANDARD HEALTHCARE, INC.
                     WARRANT TO PURCHASE 100,000 SHARES
                               OF COMMON STOCK

         THIS CERTIFIES THAT, for value received, NBD Bank is entitled to subscribe for and purchase 100,000 shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 2 hereof, the "Shares") of Universal Standard Healthcare, Inc., a Michigan corporation (the "Company"), at the price of Two and 50/100 Dollars ($2.50) per Share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 2 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. Any assignee of this Warrant, by acceptance hereof assumes and agrees to the rights and restrictions set forth herein. This Warrant shall expire sixty (60) days after the Holder receives written notice that a merger or consolidation has been consummated in which the Company is a constituent party and the holders of its Common Stock receive cash in exchange for their shares of Common Stock.

         1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from August 3, 1998 (the "Effective Date") through the date three (3) years after the Effective Date. In the event that a merger or consolidation is consummated in which the Company is a constituent party and the holders of its Common Stock receive exclusively cash in exchange for their shares of Common Stock, this Warrant shall be converted into the right to receive an amount equal to the product of (x) the number of Shares as to which this Warrant is then exercisable, multiplied by (y) the positive difference, if any, between (i) the per Share merger consideration and (ii) the Warrant Price.

         2. Adjustment of Warrant Price and Number of Shares. The Warrant Price and the number of Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events as follows:

                 (a) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities, by merger, by share exchange or otherwise, change or permit to be changed any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter permit the holder hereof (the "Holder") to acquire such number and kind of securities and/or other consideration as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification, merger or other change. If shares of the class of the Company's stock for which this Warrant is being exercised are subdivided or combined into a greater or smaller number of shares of stock, the Warrant Price shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of such class of stock to be outstanding immediately after such event bears to the total number of shares of such class of stock outstanding immediately prior to such event.

                 (b) Adjustment for Dividends in Stock. In case at any time or from time to time on or after the Effective Date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend, then and in each case, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which such Holder would be entitled to receive had it been the holder of record of such Shares on the Effective Date and had thereafter, during the period from the Effective Date to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (a), (b) and (c) of this Section 2.

                 (c) Adjustment for Certain Issuances. If the Company (or in the case of (ii) below, any other corporation) shall, at any time or from time to time prior to the expiration date of this Warrant, (i) issue any shares of Common Stock and the consideration per share of Common Stock received by the Company shall be less than the Warrant Price (as adjusted from time to time), or (ii) issue any securities which by their terms are convertible into or exchangeable for shares of Common Stock of the Company (herein "Convertible Securities") or represent the right to purchase Common Stock or Convertible Securities and the sum of the consideration per share of Common Stock receivable upon conversion or exchange of such Convertible Securities or upon exercise of such purchase rights, plus the consideration per share received by the Company upon the issuance of such Convertible Securities or purchase rights, shall be less than the Warrant Price at the date of issuance, the aggregate exercise price of this Warrant shall remain unchanged but the number of Shares receivable upon the exercise of this Warrant shall be increased as follows: the number of shares receivable upon the exercise of this Warrant immediately prior to the issue of such shares of Common Stock (or such Convertible Securities or purchase rights, as the case may be) shall be multiplied by a fraction, of which (x) the numerator shall be the number of shares of Common Stock (on a fully diluted basis assuming the exercise of all warrants or options to purchase Common Stock and the conversion of all Convertible Securities) outstanding immediately prior to such issue plus the number of shares of Common Stock issued (or the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities or exercise of such purchase rights at their initial conversion, exchange or exercise price or rate, as the case may be), and of which (y) the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issue (on a fully diluted basis assuming the exercise of all warrants or options to purchase Common Stock and the conversion of all Convertible Securities) plus the number of shares of Common Stock which the aggregate consideration received by the Company upon the issuance of such shares of Common Stock (or the aggregate consideration received by the Company upon the issuance of such Convertible Securities or purchase rights plus the aggregate consideration receivable upon exercise of all such Convertible Securities or purchase rights, as the case may be) would purchase at the Warrant Price.

                 (d) Certificate of Adjustment. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

         3. No Stockholder Rights. This Warrant, by itself as distinguished from the Shares purchasable hereunder, shall not entitle the Holder to any of the rights of a stockholder of the Company. Notwithstanding the foregoing, as long as this Warrant is exercisable the Company shall furnish the Holder with all mailings, notices and other information provided to the Company's shareholders as and when such are provided to the Company's shareholders.

         4. Authorization and Reservation of Stock. The Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Warrant.

         5.      Exercise of Warrant; Net Exercise.

                 (a) Exercise of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant may be exercised in whole or in part by the Holder at any time by surrender of this Warrant for cancellation and delivery to the Company of an investment representation letter in the form attached as Exhibit A and the Notice of Exercise attached hereto as Exhibit B duly completed and executed, at the principal office of the Company, accompanied by payment in full of the Warrant Price in cash or by check with respect to the Shares being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such Shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new warrant for the number of the Shares as to which this Warrant was not exercised. Each certificate evidencing the Shares shall bear the legend set forth below:

         THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.



                 (b) Net Exercise. In lieu of exercising this Warrant or any portion thereof and paying the exercise price by cash or check, the Holder shall have the right to convert this Warrant or any portion thereof into the number of Shares to be computed using the following formula:

                              X = (P) (Y) (A-B)
                                  -------------
                                      A

where    X   =   the number of Shares to be issued to the Holder for the
                  portion of this Warrant being converted,

         P   =   the portion of this Warrant being converted (expressed as a decimal),

         Y   =   the total number of Shares issuable upon exercise of this
                 Warrant in full,

         A   =   the Average Price, and

         B   =   the Warrant Price of the Shares on the date of receipt by the
                 Company of the notice of conversion.

Upon such conversion, the portion of this Warrant represented by the variable "P" above shall be cancelled. As used herein, "Average Price" means (i) the average closing price per share on all securities exchanges on which the Shares may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or (ii) if on any day the Shares are not so listed but are listed on the Nasdaq Stock Market's National Market or SmallCap Market, the sales price per share of the Shares as of 4:00 p.m., New York time, on such day as reported on the Nasdaq Stock Market's National Market or SmallCap Market or, if no sales are reported on the Nasdaq Stock Market on such day, the average of the highest reported bid and lowest reported asked prices on such day or (iii) if the Shares are not listed on a securities exchange or on the Nasdaq Stock Market's National Market or SmallCap Market on such day, the average of the highest reported bid and lowest reported asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated or any similar successor organization, in each such case averaged over the period of five consecutive trading days immediately preceding the date of receipt by the Company of the Notice of Exercise or, if the Shares are not so listed or quoted, as determined in good faith by the Company's Board of Directors.

                 (c) Fractional Shares. No fractional shares of any class of stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

                 (d) Put Right. In lieu of exercising this Warrant or any portion thereof and paying the exercise price by cash or check, the Holder shall have the right to require the Company to purchase any exercisable portion of this Warrant at a price equal to the product of the number of Shares as to which the Company is purchasing the Holder's rights hereunder multiplied by the difference between the Average Price and the exercise price per share on the date of the Holder's notice under this Section 5(d). The amount payable by the Company hereunder shall be paid to the Holder as follows: the lesser of $100,000 or the amount payable to the Holder shall be paid within 5 business days, and the balance, if any, shall be paid within 30 business days. All such amounts shall be secured obligations of the Company, subject to any and all security agreements between the Company and the Holder, but only to the extent that the Company and the Holder are then parties to any such security agreements.

         6. Transfer of Warrant. This Warrant and the rights provided for herein may be transferred or assigned by the Holder hereof in whole or in part, provided that prior written notice is given to the Company and the transferor shall provide an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Securities Act of 1933, as amended.

         7.      Registration Rights.

                 (a) Registration Obligations. The securities entitled to the benefit of this Section 7 are the Shares acquired by the Holder upon exercise of this Warrant and owned by the Holder (the "Registrable Shares"). Upon any request of the Holder, the Company shall file a "shelf" registration statement under the Securities Act to register any or all of the Holder's Registrable Shares under the Securities Act of 1933, as amended (the "Securities Act"). The Company will pay all registration expenses in connection with the first such requested registration of Registrable Shares under this Section 7 and the Holder shall pay all registration expenses in connection with any subsequent requested registration. The registration expenses referred to in the preceding sentence include, without limitation, the fees and expenses of counsel to the Company and of the Company's accountants, the fees and expenses of one law firm representing the Holder (up to a maximum of $5,000), the costs and expenses incident to the preparation, printing and filing by the Company of the registration statement (including the financial statements included in, and all amendments and exhibits to, the registration statement), the preliminary prospectus and the final prospectus and any amendment or supplement to any of the foregoing, the filing fees of the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and of any state securities or blue sky authorities, the fees and expenses of counsel in connection with the qualification of the securities under state securities or blue sky laws, any fees relating to the listing of the securities on the National Association of Securities Dealers, Inc. Automated Quotation System or in any other market in which the Company's securities are traded, the cost of printing certificates representing the securities being offered, and any fees of the transfer agent. The Holder shall be solely responsible for any underwriting discounts or commissions applicable to the Holder's securities sold in the offering.

                 (b) Registration Procedures. If and whenever the Company is requested to effect the registration of any Registrable Shares under the Securities Act as provided in Section 7(a), the Company will promptly:

                          (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective; provided, that the Company shall not be obligated pursuant to this Section 7 to effect any registration on a date when the inclusion in such registration statement of financial statements of the Company, other than financial statements required to be contained in the most recently required annual and quarterly reports on Forms 10-K and 10-Q, respectively, and the required reports on Form 8-K since the end of the fiscal year covered by the most recently required report on Form 10-K, would be required under the rules and regulations of the U. S. Securities and Exchange Commission;

                          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in such registration statement or such time as the Registrable Shares may be sold without registration;

                          (iii)   furnish to the Holder such number of
                 conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the

                 Securities Act, and such other documents, as the Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by the Holder;

                          (iv) use its reasonable efforts to register or qualify such securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in which an exemption from qualification or registration is not available as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to general service of process in any such jurisdiction;

                          (v) notify the Holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening or any event as a result of which the prospectus included in such registration statement, as then in effect, is known by the Company to include an untrue statement of material fact or to omit to state any material fact required to be stated therein or necessary to make statements therein not misleading in the light of the circumstances then existing (provided that the period during which such a condition may occur shall not be permitted by the Company to persist for longer than 45 days nor shall two or more such periods be permitted by the Company to persist for an aggregate of longer than 90 days during any year of the term of such registration), and prepare and furnish to the Holder a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                          (vi) advise the Holder as to the time when such registration statement becomes effective and as to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the institution of any proceedings for that purpose, and use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued; and

                          (vii) indemnify and hold harmless the Holder, and any underwriter or broker in respect thereto, or any controlling person of the Holder or any such underwriter or broker, against any losses, claims, damages or liabilities, joint or several, to which the Holder or such underwriter, broker or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the registration statement, the prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Holder and each such underwriter, broker or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action (provided, however, that the Company will not be liable to the Holder, underwriter or broker (or to a controlling person of the Holder, underwriter or broker) in any case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such document or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Holder specifically for use therein or to the extent the loss, claim, damage or liability arose from the fact that a copy of the final prospectus was not timely delivered by the Holder to a purchaser who became a plaintiff in a lawsuit), and provide the Holder with customary contribution in the event that such indemnification shall be unavailable for any reason.

                 (c) The Company may require the Holder to furnish to the Company information regarding the Holder and the distribution of the Registrable Securities as the Company may from time to time reasonably request. The Holder will indemnify and hold harmless the Company, its officers, directors and controlling persons for any losses, claims, damages or liabilities, joint or several to which the Company or such persons may become subject insofar as such claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, the prospectus, or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished by Holder to Company expressly for use therein.

                 (d) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement except to the extent it is actually prejudiced thereby. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and so long as the indemnifying party continues to defend the matter, the indemnifying party shall not be liable under this indemnity for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, provided however, that the indemnified party shall have the right to employ separate counsel at its expense in any such action and participate in the defense thereof. No indemnifying party shall be liable for any settlement entered into without its consent. An indemnifying party who elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties per venue.

         8. Miscellaneous. This Warrant shall be governed by the internal laws of the State of Michigan. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

         9. Amendment and Restatement. This Warrant amends and restates in its entirety that certain Universal Standard Healthcare, Inc. Warrant to Purchase 100,000 shares of Common Stock dated July 8, 1998, issued by Universal Standard Healthcare, Inc. in favor of NBD Bank.

         ISSUED this 3rd day of August, 1998.

                                        UNIVERSAL STANDARD HEALTHCARE, INC.


                                        By: /s/ Eugene E. Jennings
                                           ---------------------------------

                                        Its: President
                                            --------------------------------
Accepted and agreed to:

NBD BANK


By: /s/ Patrick P. Skiles
   -----------------------------------
       Its: First Vice President
           ---------------------------

                                  Exhibit A




Universal Standard Healthcare, Inc.
26500 Northwestern Highway, Suite 400
Southfield, Michigan 48076



Gentlemen:

        In connection with the issuance to us by Universal Standard Healthcare, Inc. ("USHI") of shares of common stock of USHI pursuant to the Warrant dated ________________, 1998 (the "Warrant Stock"), we hereby represent and agree that we are receiving such Warrant Stock for our own account and not on behalf of others, and that we are not taking any such shares of stock with a view to the "distribution" thereof (as that term is defined in the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission thereunder). We understand that the Warrant Stock has not been registered under the Securities Act and is therefore "restricted stock" under the Securities Act.

        We understand and agree that the Warrant Stock may be transferred or resold only (a) upon receipt of a "no action" letter from the Securities and Exchange Commission, (b) upon the furnishing by us to you of an opinion of counsel reasonably acceptable to you covering the proposed transfer or sale of such shares and the proposed transferee of such shares furnishing to you in writing an appropriate letter to the effect that such shares are being taken for investment and not with a view to distribution, (c) upon the registration of such shares with the Securities and Exchange Commission pursuant to the Securities Act or (d) if, in the opinion of our counsel, the proposed sale or transfer otherwise complies fully with the applicable rules and regulations of the Securities and Exchange Commission promulgated under the Securities Act (including, but not limited to, Rule 144 thereunder). In the event of a transfer or resale of any such shares by us, we agree to indemnify USHI and its directors, officers, and each person who might be deemed to control USHI with respect to any liabilities or expenses of any of them in connection with such transfer or resale that are claimed to be derived solely from our acts or omissions to act. We further agree to the placing of an appropriate legend upon the certificates evidencing the Warrant Stock, and to the giving of instructions to the transfer agent or agents for such shares designed to prevent transfer of the Warrant Stock unless in compliance with the terms of this letter.

        We hereby acknowledge that we have received no general solicitation or general advertising (including communications published in any newspaper, magazine, or similar medial or broadcast), have attended no seminar or meeting, and have received no written communications from USHI except as expressly described hereinafter. We acknowledge that we have received no public solicitation or advertisement with respect to such shares of USHI common stock, nor are we aware of any such solicitation or advertisements that may have been received by others.

        We acknowledge that USHI has furnished to us a copy of its most recent Annual Report on Form 10-K and a copy of each subsequent filing made by USHI with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, at a reasonable time prior to the exercise of the Warrant. The foregoing information constitutes all of the information concerning USHI that we desire in connection with our acquisition of the Warrant Stock. We further acknowledge that sufficient opportunity has been made available to us and to our representatives to ask questions of and to receive answers from USHI concerning the terms and conditions of the Warrant and the activities and operations of USHI and to obtain other additional information that we consider necessary to verify the accuracy of the information contained in the aforementioned documents.

                                        Very truly yours,



                                        ------------------------------------



                                        ------------------------------------
                                        Print Name and Title (if applicable)

                                   Exhibit B


                               NOTICE OF EXERCISE

TO:      UNIVERSAL STANDARD HEALTHCARE, INC.

         1.      The undersigned hereby:

                 [ ] elects to purchase ________________ shares of Common Stock, of Universal Standard Healthcare, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, or

                 [ ] elects to exercise its net issuance rights pursuant to Section 5(b) of the attached Warrant with respect to ______________ shares of Common Stock, or

                 [ ] elects to exercise its put rights pursuant to Section 5(d) of the attached Warrant with respect to _____________ shares of Common Stock.

         2. Please issue a certificate or certificates (or a check, as applicable) representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                             ____________________________________
                             (Name)


                             ____________________________________
                             (Address)


_____________________________           ________________________________________
(Date)                                  (Name of Warrant Holder)


                                        By: ____________________________________

                                        Title:
                                               (name of purchaser, and title and
                                               signature of authorized person)